EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 (AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of FuelNation Inc. ("Company") on Form 10-KSB for the Year Ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Chris R. Salmonson, as Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the Report fully complies with the requirements of Sec. 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 17, 2008

/s/ Chris R. Salmonson
Chris R. Salmonson
President & CEO and
Acting Chief Financial Officer